DREYFUS PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report the performance for the Dreyfus Premier State Municipal Bond Fund - Florida Series for the six-month period ended October 31, 1997 as shown in the following table:

                                                                                                   Annualized
                                                                    Total Return*             Distribution Rate**
                                                                    ___________                ________________
           Class A shares.........................                      3.45%                        4.69%
           Class B shares.........................                      3.25%                        4.40%
           Class C shares.........................                      3.08%                        4.06%

Economic Review
    With the level of inflation as low as it has been seen since 1964 and unemployment still near a 23-year low, the economy continued its solid growth over the reporting period. Gross Domestic Product (the "GDP") - the dollar total of all goods and services produced in the United States - has grown in excess of 3% for each of the past four quarters, a level and consistency of gain unmatched since 1984. This extraordinary economic performance has been fueled by huge business investment in new plant and equipment as well as a renewed surge in consumer spending over the summer. Consumers play a substantial role in determining the course of the economy, since their spending accounts for two thirds of all economic activity. Retail sales rose through the summer and into September, although there was some sign of deceleration as the third quarter progressed.
    The big economic story continued to be the lack of inflation in an economy now in its seventh year of expansion. This remarkable price stability, at a time in the business cycle when inflationary pressures would usually be apparent, has enabled the Federal Reserve Board (the "Fed") to refrain from tightening monetary policy. The Federal Open Market Committee (the "FOMC"), the policy-making arm of the Fed, has raised interest rates just once in over two years, a period roughly coinciding with the surge of growth in the economy. The last increase in short-term interest rates came on March 25, 1997, when the FOMC increased the Federal Funds rate by a modest one quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)
    Of course, the recent financial market turbulence arising from currency devaluations in some of the economically weaker Southeast Asian countries has added a cautionary note to any Fed monetary actions that might further roil investment markets. The Southeast Asian economies have been cooling or in outright recession for some time and represent a large share of the global economy and the U.S. import/export market. The recent crisis has boosted the value of the U.S. dollar and could further dampen the demand for U.S. exports to this region. This bodes well for continued low inflation in the U.S. and weakens the argument that we are on the brink of price acceleration.
    In fact, inflation remains in check. The Implicit Price Deflator, an indicator of inflation that measures the prices of all goods and services in the U.S., has risen at an annual rate of less than 2% for the past two quarters. This favorable trend in prices has been mirrored by both the Consumer Price Index (a measure of the average change in the prices paid by urban consumers for a fixed market basket of goods and services) and the Producer Price Index (a measure of the average change in the prices of all commodities, at all stages of processing, produced for sale in primary markets in the United States). The Labor Department's Employment Cost Index, a broad measure of changes in wages and benefits, has indicated relatively modest increases in labor costs. Still, the labor market remains tight, with the unemployment rate at a level unmatched in 23 years.
    Whether the economy will slow without further monetary restraint by the Fed remains an open question. Industrial production has been strong and operating rates, an indicator of possible future price pressures, have edged to their highest level in two years. Of paramount concern to Fed Chairman Alan Greenspan is the possibility of continuing economic growth so strong that the unemployment rate is driven even lower, and a subsequent corresponding upsurge in wage rates reignites inflation. The performance of the economy over the coming months appears crucial in determining whether the Fed will actively restrain the economy. We remain alert to changes in economic trends that would increase the risk of rising inflation and, consequently, the prospect of higher interest rates.
Market Environment
    Renewed concerns regarding Asia and Latin America have resulted in an international flight to quality and projections of the U.S. economy slowing down due to diminished exports. In U.S. fixed income securities, these consequences have raised prices, an appreciation from already high price levels, and further lowered yield levels. The timing comes on the heels of many strong recent economic indicators, especially on employment and housing, that show signs of potential inflation that could push market prices lower.
    These strong opposing forces have generated a potential dilemma for bond market participants. With only potential evidence of weakness in the economy, the 30-year Treasury bond's yield has been pushed to the 6.05% level. Participants must now decide if they should position themselves for a run below 6%. More importantly, the question arises whether a new level of interest rates is sustainable from global currency devaluation and foreign economic weakness alone. Anticipated information on U.S. wage pressures and retail sales should provide needed conviction to many participants' sentiments.
The Portfolio
    While global forces have recently gripped the fundamental market direction, new issuance has also reemerged as the dominant technical market force in the municipal arena. Lower yield levels have encouraged many municipal authorities to issue new debt or refinance older, higher cost debt. Despite the increase in supply, most issues are absorbed with relative ease. In the Fund, many existing holdings have become premium bonds (evaluated above par) due to appreciation. Our investment approach has concentrated on longer intermediate (15-18 years) paper or other bonds that are expected to perform in a similar manner. We continue to focus on shortening maturities and lengthening call features to influence bond selection. Additionally, we have added some income-oriented securities. If rates stabilize in the current ranges, we feel higher income paper should perform well and be defensive against discount alternatives.
                              Very truly yours,

                          [Richard J. Moynihan signature logo]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
November 18, 1997
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the contingent deferred sales charge imposed on redemptions in the case of Class B shares and Class C shares. **Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the maximum offering price at the end of the period in the case of Class A shares, or the net asset value per share in the case of Class B shares and Class C shares. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
STATEMENT OF INVESTMENTS                                                                      OCTOBER 31, 1997 (UNAUDITED)
                                                                                                    Principal
Long-Term Municipal Investments-92.0%                                                                 Amount         Value
                                                                                                  ____________   ____________
Florida-86.1%
Alachua County Health Facilities Authority, Health Facilities Revenue,
Refunding
  (Santa Fe Healthcare Facilities Project) 7.60%, 11/15/2013 (Prerefunded 11/15/2000) (a)       $    3,500,000  $   3,913,280
Arcadia, Water and Sewer Revenue 7.75%, 12/1/2021 (Prerefunded 12/1/2000) (a)                        2,160,000      2,405,765
Brevard County, IDR (Nui Corp. Project) 6.40%, 10/1/2024 (Insured; AMBAC)...                         1,000,000      1,093,330
Broward County Health Facilities Authority, Revenue, Refunding
  (Broward County Nursing Home) 7.50%, 8/15/2020 (LOC; Allied Irish Bank) (b)                        1,000,000      1,089,940
Charlotte County, Healthcare Facilities Revenue (Charlotte Community Mental
Health Project)
  9.25%, 7/1/2020...........................................................                         1,595,000      1,741,357
Clay County Housing Finance Authority, SFMR 8.20%, 6/1/2021 (Collateralized; GNMA)                     605,000        632,358
Clearwater, Gas System Revenue 5.30%, 9/1/2027 (Insured; MBIA)..............                         2,405,000      2,383,812
Dade County:
  Refunding:
    Seaport 5.125%, 10/1/2021 (Insured; MBIA)...............................                         7,000,000      6,834,660
    Special Obligation 5%, 10/1/2035 (Insured; AMBAC).......................                        10,000,000      9,542,800
  Water and Sewer Systems Revenue 6.25%, 10/1/2011 (Insured; FGIC)..........                         2,115,000      2,405,115
Dade County Health Facilities Authority, HR
  (South Shore Hospital and Medical Center) 7.60%, 8/1/2024 (Insured; FHA)..                         2,160,000      2,321,330
Dade County Housing Finance Authority, Revenue, Refunding
  SFMR 6.70%, 4/1/2028 (Collateralized: FNMA & GNMA)........................                         4,500,000      4,775,985
Duval County Housing Finance Authority, SFMR:
  7.85%, 12/1/2022 (Collateralized; GNMA)...................................                         2,485,000      2,623,191
  7.70%, 9/1/2024 (Collateralized; GNMA)....................................                         1,255,000      1,334,404
Escambia County Housing Finance Authority, SFMR 7.80%, 4/1/2022.............                           865,000        915,957
Florida, Board of Education, Capital Outlay, Refunding 5%, 6/1/2027.........                         5,000,000      4,762,650
Florida, Department of General Services, Facilities Management Revenue
  6.125%, 9/1/2023 (Insured; AMBAC).........................................                         1,000,000      1,066,090
Florida, Department of Transportation:
  GO (Right of Way Acquisition and Bridge) 5%, 7/1/2022.....................                        10,880,000     10,418,362
  Highway Revenue (Alligator Alley) 5.125%, 7/1/2027 (Insured; FGIC)........                        10,810,000     10,543,642
Florida, Housing Finance Agency:
  (Brittany Rosemont Apartments) 7%, 2/1/2035 (Insured; AMBAC)..............                         6,000,000      6,518,400
  Single Family Mortgage:
    6.65%, 7/1/2026 (Insured; MBIA).........................................                         1,690,000      1,806,779
    Refunding 6.65%, 1/1/2024...............................................                         2,380,000      2,534,200
Gulf Breeze, Capital Funding, Revenue 4.80%, 12/1/2017 (Insured; MBIA) (c)..                        15,000,000     14,775,000
Highlands County Health Facilities Authority, HR (Adventist Sunbelt Hospital)
  7%, 11/15/2014............................................................                         1,500,000      1,606,950
Hillsborough, Capital Improvement Program, Revenue, Refunding
  5%, 8/1/2015 (Insured; FGIC)..............................................                         3,325,000      3,274,759
Hillsborough County, Utility Revenue, Refunding:
  6.625%, 8/1/2011..........................................................                         4,000,000      4,305,800
  7%, 8/1/2014..............................................................                         4,765,000      5,179,555

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                        OCTOBER 31, 1997 (UNAUDITED)
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                          Amount          Value
                                                                                                 _____________  _____________
Florida (continued)
Hillsborough County Aviation Authority, Revenue, Refunding (Delta Airlines) 6.80%, 1/1/2024     $    2,500,000  $   2,729,225
Hillsborough County Industrial Development Authority, PCR, Refunding (Tampa
Electric Co. Project)
  6.25%, 12/1/2034 (Insured; MBIA)..........................................                         1,000,000      1,094,750
Jacksonville, Excise Taxes Revenue, Refunding 5%, 10/1/2016 (Insured; FGIC).                         3,490,000      3,414,651
Jacksonville, Water and Sewer Revenue 5%, 10/1/2020
  (Insured; MBIA, Prerefunded 10/1/2008) (a)................................                         3,000,000      3,118,950
Jacksonville Health Facilities Authority, HR:
  (Memorial Regional Rehabilitation Center Project)
    6.625%, 5/1/2022 (Insured; MBIA, Prerefunded 5/1/2002) (a)..............                           500,000        556,560
  Refunding (Saint Luke's Hospital) 7.125%, 11/15/2020......................                         6,700,000      7,399,681
Lee County Housing Finance Authority, SFMR (Multi-County Program) 7.45%, 9/1/2027                    1,485,000      1,670,328
Miramar, Public Service Tax Revenue 6.15%, 10/1/2024 (Insured; FGIC)........                         1,000,000      1,059,620
North Miami Health Facilities Authority, Health Facilities Revenue
  (Villa Maria Nursing Housing Project) 7.50%, 9/1/2012.....................                         2,540,000      2,776,271
Okeechobee, Water and Sewer Revenue 6.50%, 1/1/2017
  (Insured; MBIA, Prerefunded 1/1/2003) (a).................................                         1,220,000      1,369,011
Orange County, Tourist Development, Tax Revenue 6.50%, 10/1/2019 (Insured; AMBAC)                    1,000,000      1,117,710
Orange County Health Facilities Authority, Health Facilities Revenue
  (Mental Health Service Project) 9.25%, 7/1/2020 (Prerefunded 7/1/2000) (a)                         3,685,000      4,217,150
Osceola County Industrial Development Authority, Revenue
  (Community Provider Pooled Loan Program) 7.75%, 7/1/2017..................                         5,235,000      5,577,317
Palm Beach County, Solid Waste Industrial Development Revenue:
  (Okeelanta Power LP Project) 6.85%, 2/15/2021 (d).........................                        10,000,000      5,050,000
  (Osceola Power LP) 6.85%, 1/1/2014 (d)....................................                         5,800,000      2,900,000
Palm Beach County Housing Finance Authority, Single Family Mortgage Power
Revenue
  6.55%, 4/1/2027...........................................................                         1,900,000      2,019,453
Pinellas County, PCR, Refunding (Florida Power Corp.) 7.20%, 12/1/2014......                         3,000,000      3,305,790
Pinellas County Housing Finance Authority, SFMR:
  7.70%, 8/1/2022 (Collateralized: FNMA & GNMA).............................                         2,410,000      2,557,106
  (Multi-County Program) 6.70%, 2/1/2028 (Colleralized; FNMA, GNMA).........                         4,040,000      4,308,902
Polk County Industrial Development Authority, IDR (IMC Fertilizer)
  7.525% 1/1/2015...........................................................                        10,000,000     10,843,700
Saint Lucie, SWDR (Florida Power and Light Co. Project) 7.15%, 2/1/2023.....                         4,000,000      4,327,520
Seminole, Water Control District 6.75%, 8/1/2022............................                         2,000,000      2,031,800
Tampa, Alleghany Health System Revenue (St. Joseph) 6.50%, 12/1/2023 (Insured; MBIA)                 1,000,000      1,108,290
Tampa Sports Authority, Sales Tax Revenue (Tampa Bay Arena Project) 5.75%, 10/1/2025                 1,000,000      1,082,040
U.S. Related-5.9%
Puerto Rico Public Building Authority, Revenue 5%, 7/1/2027 (Insured; AMBAC)                         7,000,000      6,758,220
Virgin Islands Public Finance Authority, Revenue, Refunding 7.25%, 10/1/2018                         5,400,000      6,033,312
                                                                                                                _____________
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $195,706,017)...................                                     $199,232,828
                                                                                                                =============

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                           OCTOBER 31, 1997 (UNAUDITED)
                                                                                                   Principal
Short-Term Municipal Investments-8.0%                                                                Amount          Value
                                                                                                ______________   ____________
Dade County Industrial Development Authority, PCR, Refunding
  (Florida Power and Light Co.) VRDN 4% (e).................................                    $    1,200,000  $   1,200,000
Hillsborough County Industrial Development Authority, PCR, Refunding (Tampa
Electric Co. Project)
  VRDN 4% (e)...............................................................                         1,800,000      1,800,000
Martin County, PCR, Refunding (Florida Power and Light Co. Project) VRDN 3.65% (e)                   5,900,000      5,900,000
Putnum County Development Authority, PCR, Refunding (Florida Power and Light
Co. Project)
  VRDN 3.90% (e)............................................................                         1,000,000      1,000,000
Saint Lucie County, PCR (Light and Power Computer Project) VRDN:
  3.65% (e).................................................................                         4,500,000      4,500,000
  4% (e)....................................................................                         2,900,000      2,900,000
                                                                                                                _____________
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (cost $17,300,000)...................                                    $  17,300,000
                                                                                                                =============
TOTAL INVESTMENTS-100.0% (cost $213,006,017)................................                                     $216,532,828
                                                                                                                =============

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      LOC     Letter of Credit
FGIC          Financial Guaranty Insurance Company               MBIA    Municipal Bond Investors Assurance
FHA           Federal Housing Association                                     Insurance Corporation
FNMA          Federal National Mortgage Association              PCR     Pollution Control Revenue
GNMA          Government National Mortgage Association           SFMR    Single Family Mortgage Revenue
GO            General Obligation                                 SWDR    Solid Waste Disposal Revenue
HR            Hospital Revenue                                   VRDN    Variable Rate Demand Notes
IDR           Industrial Development Revenue

Summary of Combined Ratings (Unaudited)
Fitch (f)              or          Moody's             or         Standard & Poor's          Percentage of Value
______                             ________                       __________________         ____________________
AAA                                Aaa                            AAA                               50.7%
AA                                 Aa                             AA                                14.0
A                                  A                              A                                  2.9
BBB                                Baa                            BBB                               10.5
BB                                 Ba                             BB                                 1.3
F1+,F-1                            MIG1, VMIG1 & P1               SP1, A1                            8.0
Not Rated (g)                      Not Rated (g)                  Not Rated (g)                     12.6
                                                                                                   _______
                                                                                                   100.0%
                                                                                                   =======

Notes to Statement of Investments:
    (a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b)  Secured by letters of credit.
    (c) Interest rate changes based on principal adjustments linked to changes in the Consumer Price Index.
    (d)  Non-income producing security; interest payments in default.
    (e) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (f) Fitch currently provides creditworthiness information for a limited number of investments.
    (g) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
STATEMENT OF ASSETS AND LIABILITIES                                                               OCTOBER 31, 1997 (UNAUDITED)
                                                                                              Cost           Value
                                                                                             ______________   _____________
ASSETS:                          Investments in securities-See Statement of Investments      $213,006,017      $216,532,828
                                 Interest receivable........................                                      3,742,837
                                 Receivable for shares of Beneficial Interest subscribed                             14,332
                                 Prepaid expenses...........................                                          4,446
                                                                                                              _____________
                                                                                                                220,294,443
                                                                                                              _____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                       102,729
                                 Due to Distributor.........................                                         61,603
                                 Cash overdraft due to Custodian............                                         80,358
                                 Payable for shares of Beneficial Interest redeemed                                 321,363
                                 Accrued expenses...........................                                         84,312
                                                                                                              _____________
                                                                                                                    650,365
                                                                                                              _____________
NET ASSETS..................................................................                                   $219,644,078
                                                                                                              =============
REPRESENTED BY:                  Paid-in capital............................                                   $213,784,119
                                 Accumulated net realized gain (loss) on investments                              2,333,148
                                 Accumulated net unrealized appreciation (depreciation)
                                         on investments-Note 4.......................                             3,526,811
                                                                                                              _____________
NET ASSETS..................................................................                                   $219,644,078
                                                                                                              =============

                                                   NET ASSET VALUE PER SHARE
                                                _____________________________
                                                                              Class A           Class B         Class C
                                                                          _____________     _____________     _____________
Net Assets..................................................               $184,737,517       $34,562,361          $344,200
Shares Outstanding..........................................                 13,015,466         2,436,106            24,256
NET ASSET VALUE PER SHARE...................................                     $14.19            $14.19            $14.19
                                                                                =======           =======           =======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
STATEMENT OF OPERATIONS                                                     SIX MONTHS ENDED OCTOBER 31, 1997 (UNAUDITED)
INVESTMENT INCOME
INCOME                           Interest Income............................                                    $ 6,754,434
EXPENSES:                        Management fee-Note 3(a)...................                 $    636,842
                                 Shareholder servicing costs-Note 3(c)......                      344,316
                                 Distribution fees-Note 3(b)................                       89,770
                                 Professional fees..........................                       36,116
                                 Prospectus and shareholders' reports.......                       14,713
                                 Custodian fees.............................                       13,188
                                 Registration fees..........................                        3,425
                                 Trustees' fees and expenses-Note 3(d)......                        1,529
                                 Loan commitment fees-Note 2................                        1,081
                                 Miscellaneous..............................                       10,170
                                                                                              ___________
                                       Total Expenses.......................                                      1,151,150
                                                                                                                ___________
INVESTMENT INCOME-NET.......................................................                                      5,603,284
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                  $ 4,076,287
                                 Net unrealized appreciation (depreciation) on investments     (1,771,834)
                                                                                              ___________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                      2,304,453
                                                                                                                ___________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                    $ 7,907,737
                                                                                                                ===========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
STATEMENT OF CHANGES IN NET ASSETS
                                                                                     Six Months Ended
                                                                                     October 31, 1997             Year Ended
                                                                                       (Unaudited)              April 30, 1997
                                                                                   ________________             ______________
OPERATIONS:
  Investment income-net....................................................           $   5,603,284              $  12,494,985
  Net realized gain (loss) on investments..................................               4,076,287                 (1,755,627)
  Net unrealized appreciation (depreciation) on investments................              (1,771,834)                 1,600,303
                                                                                      _____________              _____________
      Net Increase (Decrease) in Net Assets Resulting from Operations......               7,907,737                 12,339,661
                                                                                      _____________              _____________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net:
    Class A shares.........................................................              (4,815,432)               (11,216,199)
    Class B shares.........................................................                (784,571)                (1,276,479)
    Class C shares.........................................................                  (3,281)                    (2,307)
  Net realized gain on investments:
    Class A shares.........................................................               ----                      (4,898,740)
    Class B shares.........................................................               ----                        (612,636)
    Class C shares.........................................................               ----                          (1,328)
                                                                                      _____________              _____________
      Total Dividends......................................................              (5,603,284)               (18,007,689)
                                                                                      _____________              _____________
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold:
    Class A shares.........................................................               1,812,154                  4,244,168
    Class B shares.........................................................               1,475,373                  1,379,240
    Class C shares.........................................................                 316,410                     52,882
  Dividends reinvested:
    Class A shares.........................................................               1,685,485                  6,607,543
    Class B shares.........................................................                 239,933                    669,997
    Class C shares.........................................................                   1,452                      1,243
  Cost of shares redeemed:
    Class A shares.........................................................             (23,223,088)               (43,636,534)
    Class B shares.........................................................              (3,301,023)                (5,732,826)
    Class C shares.........................................................                 (29,989)                   (30,476)
  Net assets received in connection with reorganization....................               ----                      25,939,388
                                                                                      _____________              _____________
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions           (21,023,293)               (10,505,375)
                                                                                      _____________              _____________
        Total Increase (Decrease) in Net Assets............................             (18,718,840)               (16,173,403)
NET ASSETS:
  Beginning of Period......................................................             238,362,918                254,536,321
                                                                                      _____________              _____________
  End of Period............................................................            $219,644,078               $238,362,918
                                                                                      =============              =============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                  Shares
                                                                                    ________________________________
                                                                                       Six Months Ended
                                                                                       October 31, 1997      Year Ended
                                                                                          (Unaudited)      April 30, 1997
                                                                                        ________________   ______________
CAPITAL SHARE TRANSACTIONS:
    Class A
    ________
    Shares sold..........................................................                        127,402          330,094
    Shares issued in connection with reorganization......................                          ---            938,304
    Shares issued for dividends reinvested...............................                        118,572          458,224
    Shares redeemed......................................................                     (1,633,508)      (3,034,221)
                                                                                              __________       __________
                                       Net Increase (Decrease) in Shares Outstanding          (1,387,534)      (1,307,599)
                                                                                              ==========       ==========
    Class B
    ________
    Shares sold..........................................................                        103,810          127,345
    Shares issued in connection with reorganization......................                          ---            905,864
    Shares issued for dividends reinvested...............................                         16,883           46,491
    Shares redeemed......................................................                       (232,210)        (399,263)
                                                                                              __________       __________
                                       Net Increase (Decrease) in Shares Outstanding            (111,517)         680,437
                                                                                              ==========       ==========
    Class C
    ________
    Shares sold..........................................................                         22,139            3,641
    Shares issued in connection with reorganization......................                         ---                  71
    Shares issued for dividends reinvested...............................                            102               86
    Shares redeemed......................................................                         (2,102)          (2,112)
                                                                                              __________       __________
                                       Net Increase (Decrease) in Shares Outstanding              20,139            1,686
                                                                                              ==========       ==========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                               Class A Shares
                                                     _________________________________________________________________
                                                     Six Months Ended
                                                     October 31, 1997                     Year Ended April 30,
                                                                        ______________________________________________________
PER SHARE DATA:                                        (Unaudited)        1997       1996        1995        1994        1993
                                                        __________      ______      ______      ______      ______      ______
    Net asset value, beginning of period..                $14.06        $14.48      $14.51      $14.43      $15.02      $14.33
                                                          ______        ______      ______      ______      ______      ______
    Investment Operations:
    Investment income-net.................                   .35           .76         .79         .81         .85         .92
    Net realized and unrealized gain (loss)
      on investments......................                   .13          (.08)        .17         .12        (.51)        .86
                                                          ______        ______      ______      ______      ______      ______
    Total from Investment Operations......                   .48           .68         .96         .93         .34        1.78
                                                          ______        ______      ______      ______      ______      ______
    Distributions:
    Dividends from investment income-net..                  (.35)         (.76)       (.79)       (.81)       (.85)       (.92)
    Dividends from net realized gain on investments            -          (.34)       (.20)       (.04)       (.04)       (.17)
    Dividends in excess of net realized gain
      on investments......................                     -             -           -           -        (.04)          -

                                                          ______        ______      ______      ______      ______      ______
    Total Distributions...................                  (.35)        (1.10)       (.99)       (.85)       (.93)      (1.09)
                                                          ______        ______      ______      ______      ______      ______
    Net asset value, end of period........                $14.19        $14.06      $14.48      $14.51      $14.43      $15.02
                                                          ======        ======      ======      ======      ======      ======
TOTAL INVESTMENT RETURN(1)................                  6.84%(2)      4.74%       6.63%       6.71%       2.14%      12.84%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                  .92%(2)       .92%        .91%        .90%        .80%        .69%
    Ratio of net investment income
      to average net assets...............                  4.92%(2)      5.27%       5.29%       5.67%       5.61%       6.21%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager..                     -             -          -         .01%         .10%        .21%
    Portfolio Turnover Rate...............                 50.58%(3)     71.68%      54.37%      50.62%      20.84%      33.18%
    Net Assets, end of period (000's Omitted)           $184,738      $202,503    $227,478    $252,406    $289,791    $299,775
(1)    Exclusive of sales load.
(2)    Annualized.
(3)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                               Class B Shares
                                                     _________________________________________________________________
                                                     Six Months Ended
                                                     October 31, 1997                 Year Ended April 30,
                                                                        ________________________________________________________
PER SHARE DATA:                                        (Unaudited)      1997        1996          1995        1994      1993(1)
                                                        __________    ______       ______       ______       ______     ______
    Net asset value, beginning of period..               $14.05       $14.47       $14.51       $14.42       $15.01     $14.59
                                                         ______       ______       ______       ______       ______     ______
    Investment Operations:
    Investment income-net.................                  .31          .69          .71          .73          .77        .24
    Net realized and unrealized gain (loss)
    on investments......................                    .14         (.08)         .16          .13         (.51)       .42
                                                          ______      ______       ______        ______      ______     ______
    Total from Investment Operations......                  .45          .61          .87          .86          .26        .66
                                                          ______      ______       ______        ______      ______     ______
    Distributions:
    Dividends from investment income-net..                 (.31)        (.69)        (.71)        (.73)        (.77)      (.24)
    Dividends from net realized gain on investments           -         (.34)        (.20)        (.04)        (.04)         -
    Dividends in excess of net realized gain
      on investments......................                    -           -            -            -          (.04)         -
                                                          ______      ______       ______        ______      ______     ______
    Total Distributions...................                 (.31)       (1.03)        (.91)        (.77)        (.85)      (.24)
                                                          ______      ______       ______        ______      ______     ______
    Net asset value, end of period........               $14.19       $14.05       $14.47       $14.51       $14.42     $15.01
                                                          ______      ______       ______        ______      ______     ______
                                                          ______      ______       ______        ______      ______     ______
TOTAL INVESTMENT RETURN(2)................                 6.45%(3)     4.21%        6.01%        6.21%        1.54%     15.60%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                1.42%(3)     1.42%        1.41%        1.41%        1.34%      1.12%(3)
    Ratio of net investment income
      to average net assets...............                 4.40%(3)     4.76%        4.77%        5.13%        4.91%      4.87%(3)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager..                   -           -            -            .01%         .09%       .12%(3)
    Portfolio Turnover Rate...............                50.58%(4)    71.68%       54.37%       50.62%       20.84%     33.18%
    Net Assets, end of period (000's Omitted)            $34,562      $35,802      $27,023      $25,282      $22,476     $5,916
(1)    From January 15, 1993 (commencement of initial offering) to April 30, 1993.
(2)    Exclusive of sales load.
(3)    Annualized.
(4)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                         Class C Shares
                                                                         ____________________________________________
                                                                          Six Months Ended
                                                                          October 31, 1997        Year Ended April 30,
                                                                                                 _____________________
PER SHARE DATA:                                                             (Unaudited)            1997          1996(1)
                                                                            __________           ______        ______
    Net asset value, beginning of period.......................               $14.05             $14.47        $14.65
                                                                              ______             ______        ______
    Investment Operations:
    Investment income-net......................................                  .29                .65           .48
    Net realized and unrealized gain (loss)
      on investments...........................................                  .14               (.08)          .02
                                                                              ______             ______        ______
    Total from Investment Operations...........................                  .43                .57           .50
                                                                              ______             ______        ______
    Distributions:
    Dividends from investment income-net.......................                 (.29)              (.65)         (.48)
    Dividends from net realized gain on investments............                   -                (.34)         (.20)
                                                                              ______             ______        ______
    Total Distributions........................................                 (.29)              (.99)         (.68)
                                                                              ______             ______        ______
    Net asset value, end of period.............................               $14.19             $14.05        $14.47
                                                                              ______             ______        ______
                                                                              ______             ______        ______
TOTAL INVESTMENT RETURN(2).....................................                 6.11%(3)           3.95%         4.69%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets....................                 1.80%(3)           1.97%         1.99%(3)
    Ratio of net investment income
      to average net assets....................................                 3.85%(3)           4.60%         4.20%(3)
    Portfolio Turnover Rate....................................                50.58%(4)          71.68%        54.37%
    Net Assets, end of period (000's Omitted)..................                 $344                $58           $35
(1)    From August 15, 1995 (commencement of initial offering) to April 30, 1996.
(2)    Exclusive of sales load.
(3)    Annualized.
(4)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company, and operates as a series company currently offering thirteen series, including the Florida Series (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation
(the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase
(five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.
    The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $1,712,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 1997. The carryover does not include net realized securities losses from November 1, 1996 through April 30, 1997 which are treated, for Federal income tax purposes, as arising in fiscal 1998. If not applied, the carryover expires in fiscal 2005.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended October 31, 1997, the Fund did not borrow under the Facility.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of
 .55 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $402 during the period ended October 31, 1997 from commissions earned on sales of the Fund's shares.
    (b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 1997, the Fund was charged $89,130 and $640 for Class B and Class C shares, respectively, pursuant to the Distribution Plan.
    (c) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1997, the Fund was charged $244,696, $44,565 and $213 for Class A, Class B and Class C shares, respectively, pursuant to the Shareholder Services Plan.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended October 31, 1997, the Fund was charged $49,762 pursuant to the transfer agency agreement.
    (d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1997 amounted to $111,029,682 and $137,746,706, respectively.
    At October 31, 1997, accumulated net unrealized appreciation on investments was $3,526,811 consisting of $11,333,719 gross unrealized appreciation and $7,806,908 gross unrealized depreciation.
    At October 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS PREMIER STATE MUNICIPAL
BOND FUND, FLORIDA SERIES
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940



Printed in U.S.A.                       0511615SA9710
Semi-Annual Report
Dreyfus Premier State
Municipal Bond Fund
Florida Series
October 31, 1997
Registration Mark
[Dreyfus lion/2hres logo]